SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (date of earliest event reported)
                                 March 15, 2004


                           NORTEL NETWORKS CORPORATION
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             (Exact name of registrant as specified in its charter)







          CANADA                     001-07260              not applicable
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)           Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada              L6T 5P6
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    (address of principal executive offices)                       (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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Item 5.         Other Events

On March 15, 2004, the Registrant issued the press release attached hereto as
Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

    99.1      Press release issued by the Registrant on March 15, 2004.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTEL NETWORKS CORPORATION


                                              By:  /s/ NICHOLAS J. DEROMA
                                                  -----------------------------
                                                    Nicholas J. DeRoma
                                                    Chief Legal Officer


                                              By:  /s/ GORDON A. DAVIES
                                                  -----------------------------
                                                    Gordon A. Davies
                                                    Assistant Secretary



Dated:  March 15, 2004



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                                  EXHIBIT INDEX


99.1     Press release issued by the Registrant on March 15, 2004.